UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X]	Preliminary information statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]	Definitive information statement

EMPIRE POST MEDIA, INC.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)	Date Filed:

EMPIRE POST MEDIA, INC.

2620 Regatta Drive, Suite 102

Las Vegas, Nevada 89128

NOTICE OF STOCKHOLDER ACTION TAKEN BY WRITTEN CONSENT

Dear Shareholder:

NOTICE IS HEREBY GIVEN that the Board of Directors (the “Board”) of Empire Post Media, Inc., Inc., a Nevada corporation (hereinafter the “Company,” “we,” “us” or “our”), has approved, and the holders of a majority of the outstanding shares of our Common Stock, par value $0.001 per share (the “Common Stock”), have executed an Action by Written Consent of Stockholders in Lieu of a Special Meeting, approving an amendment to our Articles of Incorporation, as amended (the “Articles of Incorporation”), to change our name from “Empire Post Media, Inc.” to “Saean Industries, Inc.” (the “Name Change”).

The accompanying information statement (the “Information Statement”), which describes the proposed Name Change in more detail, and provides our stockholders with other important information, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder.

Pursuant to Nevada Revised Statutes, our Articles of Incorporation, and our Bylaws, this stockholder action, with shall effectuate the Name Change, may be taken by written consent without a meeting of stockholders. The written consent of a majority of the outstanding shares of our Common Stock is sufficient to approve the proposed Name Change. The Name Change amendment will become effective on the date the Company files a Certificate of Amendment to its Articles of Incorporation with the Nevada Secretary of State, which we anticipate will occur on or around March 20, 2020. In accordance with the federal securities laws, the proposed Name Change cannot be affected until at least twenty (20) calendar days following the mailing of this Information Statement to the Company’s shareholders. We will first mail this Information on or about February 24, 2020 to stockholders of record as of February 6, 2020.

THIS IS NOT A NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH IS DESCRIBED HEREIN.

AS SUCH, WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY AND YOU ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

By Order of the Board of Directors,

/s/ William Sawyer
William Sawyer
President and Director

Las Vegas, Nevada

February 6, 2020

EMPIRE POST MEDIA, INC.

Information Statement Pursuant to Section 14C

Of the Securities Exchange Act of 1934

CONCERNING CORPORATE ACTION AUTHORIZED

BY WRITTEN CONSENT OF A MAJORITY OF THE SHAREHOLDERS

February 6, 2020

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

General Information

This Information Statement is being furnished to the stockholders of EMPIRE POST MEDIA, INC., a Nevada corporation (“Company,” “we,” “us” or “our”), to advise them of the corporate action described herein, which has been authorized by the written consent of stockholders owning a majority of the Company’s voting stock, in accordance with the requirements of the Chapter 78 of the Nevada Revised Statutes, as well as the Company’s Articles of Incorporation and Bylaws.

This Information Statement will first be mailed to stockholders on or about February 24, 2020. This Information Statement is being furnished for informational purposes only. Again, the Company is neither requesting any existing shareholder of record for a proxy with regards to the corporate action described in this Information Statement nor are any existing shareholders responsible to take any action in furtherance of its contents.

Our board of directors has determined that the close of business on February 6, 2020 is the record date (the “Record Date”) for the stockholders entitled to receive notice about the corporate actions set forth herein regarding the Company’s proposed name change from “Empire Post Media, Inc.” to “Saean Industries, Inc.” (the “Name Change”). The foregoing amendment is referred to herein as the “Action.”

Under Section 78.320 of the Nevada Revised Statutes, any action required or permitted by the Nevada Revised Statutes to be taken at a meeting of stockholders of a Nevada corporation may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, are signed by stockholders holding at least a majority of the voting power.

As of the Record Date, we had 195,837,336 shares of Common Stock issued and outstanding. Additionally, as of the Record Date, Saean, Inc., a Nevada corporation, who owned of record approximately 126,855,000 shares of our common stock (“Common Stock”), representing 64.78% of our outstanding shares of voting stock as of the Record Date, executed and delivered to us a written consent authorizing and approving the Action.

Accordingly, the Action has been approved by the holders of a majority of our outstanding shares of common stock, and no further vote or further action of our stockholders is required to approve the Action. You are hereby being provided with notice of the approval of the Action by less than unanimous written consent of our stockholders. However, under federal law, the Action will not be effective until at least 20 days after this Information Statement has first been mailed to stockholders. Stockholders do not have any dissenter or appraisal rights in connection with the Action at hand.

On February 6, 2020, our board of directors approved the amendment of our articles of incorporation to effectuate the Action and change the name of the Company from “Empire Post Media, Inc.” to “Saean Industries, Inc.”

Our executive offices are located at 2620 Regatta Drive, Suite 102, Las Vegas, Nevada 89128, and our telephone number is (832)-256-6714.

Interest of Persons in Matters to be Acted Upon

No officer, director or principal stockholder has a substantial or material interest in the favorable outcome of the Action other than as discussed herein.

OUTSTANDING VOTING SECURITIES

At the time of this stockholder action our issued and outstanding voting securities consisted of shares of 195,837,336 shares of Common Stock (Par Value $0.001) issued and outstanding as of the Record Date.

INFORMATION ON CONSENTING STOCKHOLDERS

As stated above, under Section 78.320 of the Nevada Revised Statutes, any action required or permitted by the Nevada Revised Statutes to be taken at a meeting of stockholders of a Nevada corporation may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, are signed by stockholders holding at least a majority of the voting power.

As of the Record Date, we had 195,837,336 shares of Common Stock issued and outstanding. Additionally, as of the Record Date, Saean, Inc., a Nevada corporation, who owns of record approximately 126,855,000 shares of our common stock (“Common Stock”), representing 64.78% of our outstanding shares of voting stock as of the Record Date, executed and delivered to us a written consent authorizing and approving the Action set forth in this Information Statement.

ACTION: CHANGE THE NAME OF THE COMPANY

The sole action set forth in this Information Statement is to amend the Articles of Incorporation of the Company to change the name of the Company from “Empire Post Media, Inc.” to “Saean Industries, Inc.”

On February 6, 2020, our Board of Directors approved, subject to receiving the approval of one holder of a majority of our outstanding capital stock (See “Information on Consenting Shareholder” infra), an amendment and restatement of our Articles of Incorporation (the “Restated Articles”), to change the name of the Company from “Empire Post Media, Inc.” to “Saean Industries, Inc.” (the “Name Change” or “Action”). The Majority Stockholder’s approved the Restated Articles pursuant to a written consent dated as of February 6, 2020. The Restated Articles effecting the Action will become effective following filing with the Secretary of State of the State of Nevada, which will occur promptly following the 20th day after the filing of the Definitive Information Statement to the existing shareholders of the Company.

Reasons for the Name Change

Our Board and our majority controlling shareholder have approved an amendment to our Articles of Incorporation to change our name from “Empire Post Media, Inc.” to “Saean Industries, Inc.” The name change is being completed because our Board believes that the new name will better reflect the Company’s new business model and our close business relationship with our controlling shareholder, Saean, Inc., a Nevada corporation. A copy of the proposed form of Articles of Amendment of the Articles of Incorporation is attached to this Information Statement as Exhibit A.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information table sets forth certain information regarding the Common Stock owned on February 12, 2020 by: (i) each person who is known by the Company to own beneficially more than 5% of its outstanding Common Stock; (ii) each director and officer; and (iii) all officers and directors as a group:

Title of Class	Name and Address of Beneficial Owner [1]	Title of Beneficial Owner	Amount and Nature of Beneficial Owner	% of Class [2]
Common	Saean, Inc. (Nevada Corporation) 7055 Laredo Street, Las Vegas, NV 89117	Shareholder	126,855,000	64.78%

Common	William Sawyer 2620 Regatta Drive, Suite 102 Las Vegas, Nevada 89128	President, CEO, and Director	0	0.00%

Common	Ted D. Campbell II 2620 Regatta Drive, Suite 102 Las Vegas, Nevada 89128	Secretary	0	0.00%

Common	Tammy Billington 2620 Regatta Drive, Suite 102 Las Vegas, Nevada 89128	Treasurer and CFO	0	0.00%

	All Directors & Officers as a Group		0	0.00%

Notes: (1) The person or entity named in this table has sole voting and investment power with respect to all shares of common stock reflected as beneficially owned; and (2) based on 195,837,336 shares of common stock outstanding as of February 6, 2020.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

NO DISSENTER’S RIGHTS

The Stockholders have no right under the Nevada Revised Statutes, the Articles consistent with above or by-laws to dissent from any of the provisions adopted in the Amendments.

EFFECTIVE DATE

Pursuant to Rule 14c-2 under the Exchange Act, the above actions shall not be effective until a date at least twenty (20) days after the date on which the Definitive Information Statement has been mailed to the Stockholders. The Company anticipates that the actions contemplated hereby will be completed on or about the close of business on or after March 20, 2020.

MISCELLANEOUS MATTERS

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board of Directors has fixed the close of business on February 6, 2020, as the record date (the “Record Date”) for the determination of Stockholders who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the above actions will not become effective until at least 20 calendar days after the filing of the Definitive Information Statement.

This Information Statement is being mailed on or about February 24, 2020 to all Stockholders of record as of the Record Date.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the above actions. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

Dated: February 12, 2020	By Order of the Board of Directors,

/s/ William Sawyer
William Sawyer
President and Director

EXHIBIT “A”

CERTIFICATE OF AMENDMENT

TO ARTICLES OF INCORPORATION FOR NEVADA PROFIT CORPORATIONS

(Pursuant to NRS 78.385 and 78.390)

1. Name of Corporation: Empire Post Media, Inc.

2. The Articles have been amended as follows:

1. Name of Company: Saean industries, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 64,78%

4. Effective date of filing: (optional)

5. Signature:

William Sawyer, President